UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
January 24, 2006

___________________________________________________________________

COVENANT TRANSPORT, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-24960	88-0320154
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Birmingham Hwy., Chattanooga, TN	37419
(Address of principal executive offices)	(Zip Code)

(423) 821-1212
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On Tuesday, January 24, 2006, Covenant Transport, Inc., a Nevada corporation (the "Company"), issued a press release announcing its financial and operating results for the fourth quarter and year ended December 31, 2005, after the close of the market. A copy of the press release is attached to this report as Exhibit 99.1.

Item 7.01	Regulation FD Disclosure.

The press release issued by the Company on Tuesday, January 24, 2006 announcing its financial results for the quarter and year ended December 31, 2005 incorrectly reported the aggregate available borrowing capacity under the Company's revolving credit facility and securitization facility. The Company has an aggregate available borrowing capacity under its revolving credit facility and securitization facility of $32 million, not $54 million, as indicated in the press release. The Press Release attached to this report as Exhibit 99.1 has been updated to correct that number.

Item 9.01	Financial Statements and Exhibits.
	(c)	Exhibits.
	EXHIBIT NUMBER	EXHIBIT DESCRIPTION
	99.1	Covenant Transport, Inc. press release announcing financial and operating results for the fourth quarter and year ended December 31, 2005

The information contained in this report (including Items 2.02, 7.01, and 9.01) and the exhibit hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The information in this report and the exhibit hereto may contain "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Such statements are made based on the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties. Actual results or events may differ from those anticipated by forward-looking statements. Please refer to various disclosures by the Company in its press releases, stockholder reports, and filings with the Securities and Exchange Commission for information concerning risks, uncertainties, and other factors that may affect future results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVENANT TRANSPORT, INC.

Date: January 24, 2006	By:	/s/ Joey B. Hogan
Joey B. Hogan Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION
99.1	Covenant Transport, Inc. press release announcing financial and operating results for the fourth quarter and year ended December 31, 2005